UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):              February 22, 2019
HENNESSY ADVISORS, INC.
(Exact name of registrant as specified in its charter)
California	001-36423	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number including area code:                   (415) 899-1555
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2019, Hennessy Advisors, Inc. (the "Company") entered into a Fourth Amended and Restated Employment Agreement (the "Employment Agreement") with Neil J. Hennessy, the Company's chief executive officer and chairman of the board of directors. The Employment Agreement amends and restates the Third Amended and Restated Employment Agreement between the Company and Mr. Hennessy, dated as of October 10, 2016, as amended by the Amendment to the Third Amended and Restated Employment Agreement, dated as of January 26, 2018 (as amended, the "Prior Agreement").
The Employment Agreement made the following changes to the Prior Agreement:
•	Revised the term of the Employment Agreement to end on January 26, 2023;
•	Reflected Mr. Hennessy's current titles as chief executive officer and chairman of the board of directors;
•
Extended the payment time frame for Mr. Hennessy's severance payment to provide that in the event that Mr. Hennessy's employment is terminated by the Company without "Cause" (as defined in the Employment Agreement) or Mr. Hennessy terminates his employment with "Good Reason" (as defined in the Employment Agreement), he is entitled to receive severance payable in 24 equal monthly installments;

•
Removed the requirements regarding shareholder approval of Mr. Hennessy's bonus compensation because such approval is no longer necessary due to the expiration of the exception under Section 162(m) of the Internal Revenue Code for performance‑based compensation in connection with the Tax Cuts and Jobs Act of 2017; and

•	Clarified the provision relating to compliance with Section 409A of the Internal Revenue Code.
The Employment Agreement did not make any changes to Mr. Hennessy's base salary, bonus amount, or other benefits except as listed above. The Employment Agreement is attached as Exhibit 99.1 and is incorporated by reference in this Current Report on Form 8-K.
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Item 9.01.	Financial Statements and Exhibits
 The exhibit listed in the exhibit index below is filed under Item 5.02 of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit	Description
99.1	Fourth Amended and Restated Employment Agreement, dated as of February 22, 2019, between Hennessy Advisors, Inc. and Neil J. Hennessy.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

February 25, 2019                                                                          By: /s/ Teresa M. Nilsen
Teresa M. Nilsen
 President

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